CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 (the “Amendment”) to the Registration Statement on Form N-14 (File No. 333-170824) of:
(i) our report dated December 15, 2009, relating to the financial statements and financial highlights which appears in the October 31, 2009 Annual Report to Shareholders of Invesco Large Cap Growth Fund (formerly known as AIM Large Cap Growth Fund), one of the portfolios constituting AIM Equity Funds (Invesco Equity Funds) which is also incorporated by reference into the Amendment;
(ii) our reports dated February 17, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Reports to Shareholders of
•	Invesco Select Equity Fund, and

•	Invesco Basic Balanced Fund (formerly known as AIM Select Equity Fund and AIM Basic Balanced Fund),
two of the portfolios constituting AIM Funds Group (Invesco Funds Group) which are also incorporated by reference into the Amendment;
(iii) our report dated April 9, 2010, relating to the financial statements and financial highlights which appears in the February 28, 2010 Annual Report to Shareholders of Invesco Core Bond Fund (formerly known as AIM Core Bond Fund), one of the portfolios constituting AIM Investment Securities Funds (Invesco Investment Securities Funds) which is also incorporated by reference into the Amendment;
(iv) our report dated August 16, 2010, relating to the financial statements and financial highlights which appears in the June 30, 2010 Annual Report to Shareholders of Invesco Van Kampen Capital Growth Fund (formerly known as Van Kampen Capital Growth Fund), one of the portfolios constituting AIM Sector Funds (Invesco Sector Funds) which is also incorporated by reference into the Amendment;
(v) our report dated October 20, 2010, relating to the financial statements and financial highlights which appears in the August 31, 2010 Annual Report to Shareholders of Invesco Van Kampen Core Plus Fixed Income Fund, (formerly known as Van Kampen Core Plus Fixed Income Fund), one of the portfolios constituting AIM Investment Securities Funds (Invesco Investment Securities Funds) which is also incorporated by reference into the Amendment;
(vi) our reports dated October 20, 2010, relating to the financial statements and financial highlights which appear in the August 31, 2010 Annual Reports to Shareholders of
•	Invesco Van Kampen Equity Premium Income Fund (formerly known as Van Kampen Equity Premium Income Fund),

•	Invesco Van Kampen American Franchise Fund(formerly known as Van Kampen American Franchise Fund),

•	Invesco Van Kampen Equity and Income Fund(formerly known as Van Kampen Equity and Income Fund),

•	Invesco Van Kampen Growth and Income Fund(formerly known as Van Kampen Growth and Income Fund),

•	Invesco Core Plus Bond Fund(formerly known as AIM Core Plus Bond Fund),

•	Invesco Structured Core Fund(formerly known as AIM Structured Core Fund),

•	Invesco California Tax-Free Income Fund(formerly known as Morgan Stanley California Tax-Free Income Fund),

•	Invesco Balanced Fund(formerly known as Morgan Stanley Balanced Fund),

•	Invesco Fundamental Value Fund(formerly known as Morgan Stanley Fundamental Value Fund), and

•	Invesco Large Cap Relative Value Fund (formerly known as Morgan Stanley Large Cap Relative Value Fund), ten of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), which are also incorporated by reference into the Amendment;
(vii) our report dated November 22, 2010, relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of Invesco Van Kampen California Insured Tax Free Fund, one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust) which is also incorporated by reference into the Amendment.
We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into the Amendment.
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Houston, Texas
December 29, 2010